FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


Amendment Date:                     December 31, 1998

Company:                            Ugly Duckling Corporation
                                    2525 East Camelback Road, Suite 1150
                                    Phoenix, Arizona  85016

Employee:                           Ernest C. Garcia II
                                    4330 North 57th Way
                                    Phoenix, Arizona  85018



         Company and Employee hereby mutually agree to amend the Employment Agreement dated January 1, 1996 (the "Employment Agreement") by extending the term of the Employment Agreement for three years. The expiration date in Section
5.1 of the Employment Agreement is hereby extended from December 31, 1998 to December 31, 2001. Except as modified by this First Amendment, the Employment Agreement remains in full force and effect and is hereby ratified and affirmed by Company and Employee.

         IN WITNESS WHEREOF, the parties hereby acknowledge their receipt, review, understanding and acceptance of every provision of this First Amendment as of the date stated below, effective as of the Amendment Date.

Company:                                    Ugly Duckling Corporation
                                            a Delaware corporation

                                            By:      /s/  STEVEN P. JOHNSON
                                            -------------------------------
                                            Name:    Steven P.Johnson
                                            Its:     Senior Vice President
                                                     and General Counsel
                                            Date:    March 3, 1999


Employee:                                   /s/  ERNEST C. GARCIA II
                                            -------------------------
                                            Ernest C. Garcia II
                                            Date:    3-3-99